Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes

Note 13. Income Taxes

Income (loss) before provision for income taxes consisted of the following (in thousands):

	Year ended December 31,
	2022	2021	2020
Federal	$(169,122)	$(32,706)	$(162,876)
Foreign	441	418	170
Loss before provision for income taxes	$(168,681)	$(32,288)	$(162,706)

The Company recorded a tax provision of $0.04 million, $0.12 million and $0.04 million for the years ended December 31, 2022, 2021 and 2020, respectively, due to foreign income and return to provision adjustments. Due to the Company’s loss position domestically, the Company has not recorded a significant federal tax provision for the years ended December 31, 2022, 2021 and 2020.

A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31,
	2022	2021	2020
Income at US statutory rate	21.00%	21.00%	21.00%
State taxes, net of federal benefit	2.21%	15.42%	3.18%
Stock compensation	(5.01)%	(10.10)%	0.00%
Change in fair value of warrants	2.60%	104.78%	0.00%
Tax credits	2.16%	12.51%	0.86%
Foreign rate differential	0.00%	0.01%	0.00%
Valuation allowance	(22.91)%	(142.86)%	(24.35)%
Other	(0.08)%	(1.14)%	(0.71)%
	(0.03)%	(0.38)%	(0.02)%

Net deferred tax assets as of December 31, 2022 and 2021 consisted of the following (in thousands):

	Year ended December 31,
	2022	2021
Deferred tax assets
Net operating loss carryforwards	$135,733	$122,279
Tax credits	14,047	10,620
Stock compensation	3,680	4,752
Accruals and reserves	2,747	7,929
Inventory reserve	8,797	289
Lease liability	7,646	7,063
Depreciation	914	102
Capitalized tax R&E	15,127	—
Other	3,901	1,600
Total deferred tax assets	$192,592	$154,634
Valuation allowance	(187,421)	(148,785)
Total deferred tax assets	$5,171	$5,849
Deferred tax liabilities
Right-of-use asset	(5,171)	(5,849)
Net deferred tax assets	$—	$—

As of December 31, 2022 and 2021, the Company had federal net operating loss (“NOL”) carryforwards of approximately $552.2 million and $494.8 million, respectively. As of December 31, 2022 and 2021, the Company had state NOL carryforwards of approximately $352.9 million and $323.8 million, respectively. Of the $552.2 million of federal NOL carryforwards, $73.7 million will begin to expire at various dates in 2031 and $478.5 million may be carried forward indefinitely. The state NOL carryforwards will begin to expire in 2031. As of December 31, 2022, the Company also had federal and state tax credits of $11.8 million and $2.8 million, which will begin to expire in 2032 and 2022, respectively.

The Tax Cuts and Jobs Act resulted in significant changes to the treatment of research and experimental (“R&E”) expenditures under Section 174. For tax years beginning after December 31, 2021, companies are required to capitalize and amortize all R&E expenditures that are paid or incurred in connection with their trade or business. Specifically, costs for U.S. based R&E activities must be amortized over five years. Previously, these expenses could be deducted in the year incurred. The implementation of this provision didn’t increase our cash income tax payment in 2022 due to our significant pre-tax net loss.

Future realization of the tax benefits of existing temporary differences and net operating loss carryforwards ultimately depends on the existence of sufficient taxable income within the carryforward period. As of December 31, 2022 and 2021, the Company performed an evaluation to determine whether a valuation allowance was needed. The Company considered all available evidence, both positive and negative, which included the results of operations for the current and preceding years. The Company determined that it was not possible to reasonably quantify future taxable income and determined that it is more likely than not that all of the deferred tax assets will not be realized. Accordingly, the Company maintained a full valuation allowance as of December 31, 2022 and 2021.

The Company’s valuation allowance increased by $38.7 million and $47.0 million for the years ended December 31, 2022 and 2021, respectively, due primarily to the generation of NOLs.

The utilization of NOLs and tax credit carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that have occurred previously or may occur in the future. Under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, (“IRC”), a corporation that undergoes an ownership change may be subject to limitations on its ability to utilize its pre-change NOLs and other tax attributes otherwise available to offset future taxable income and/or tax liability. An ownership change is defined as a cumulative change of 50% or more in the ownership positions of certain stockholders during a rolling three-year period. The Company conducted an ownership analysis under IRC Section 382 based upon publicly available information as of December 31, 2022 and determined that there has not been an ownership change since the last ownership change event on February 12, 2021 that would limit the Company’s utilization of its NOLs and tax credits.

The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which the Company operates or does business. ASC 740-10 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.

The Company records uncertain tax positions as liabilities in accordance with ASC 740-10 and adjusts these liabilities when the Company’s judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company’s current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2022 and 2021, the Company has not recorded any uncertain tax positions in its financial statements.

The Company recognizes interest and penalties related to unrecognized tax benefits within the provision for income taxes on the consolidated statements of operations and comprehensive loss. As of December 31, 2022 and 2021, there was no significant accrued interest or penalties.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and foreign jurisdictions, where applicable. There are currently no pending tax examinations. The Company’s tax years are still open under statute from December 31, 2018 to the present. Federal and state net operating losses are subject to review by taxing authorities in the year utilized.

From time to time, the Company applies for government assistance in the form of non-income tax refundable credits based on meeting various eligibility criteria. To account for government assistance, where there is limited GAAP guidance for for-profit entities, the Company analogizes to International Accounting Standards 20, Accounting for Government Grants and Disclosures of Government Assistance. Under that standard, the Company recognizes government assistance when there is reasonable assurance that it will comply with the relevant conditions and that the assistance will be received. During the year ended December 31, 2022, the Company received a tax credit paid in cash of $0.9 million under the state of Massachusetts Life Sciences Tax Incentive Program and recorded the receipt as other income (expense), net on the consolidated statements of operations and comprehensive loss. The government grant is subject to claw-back if the Company fails to meet certain targets in the tax year following the time of the award.